Exhibit 99.2

Financial Earnings Results

Third Quarter 2026

October 21, 2026

Cathay General Bancorp

Forward Looking Statements

This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the "Company," "we," "us," or "our") within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are "forward-looking statements" and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events, the potential for new and increased tariffs, trade restrictions or geopolitical tensions that could affect economic activity or specific industry sectors and the impact they may have on us, our clients and our operations, assets and liabilities; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential future supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; higher capital requirements from the implementation of the Basel III capital standards; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; our ability to generate anticipated returns on our investments and financings, including in tax advantaged projects; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises and geopolitical events; including wars and armed conflicts, and their resulting economic impacts; general economic or business conditions in Asia, and other regions where Cathay Bank has operations; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to technological changes; risk management processes and strategies; adverse results in legal proceedings; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; issuance of preferred stock; successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; and general competitive, economic, political, and market conditions and fluctuations.

These and other factors are further described in Cathay General Bancorp's Annual Report on Form 10-K for the year ended December 31, 2025 (Item 1A in particular), other reports filed with the Securities and Exchange Commission ("SEC"), and other filings the Company makes with the SEC from time to time. Actual results in any future period may also vary from the past results discussed in this presentation. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we undertake no obligation to update or review any forward-looking statement to reflect circumstances, developments or events occurring after the date on which the statement is made or to reflect the occurrence of unanticipated events.

$25.6bn Total Assets

$3.9bn Market Cap

1.51% ROAA

13.51% CET 1

CATY Ticker

Los Angeles Headquarters

- **Oldest Operating Chinese American-Founded Bank** established in 1962 with deep roots, strong brand equity, and multi-generational client relationships
- **Industry-Leading Operating Efficiency** supporting strong profitability across economic cycles
- **Conservative Credit Culture** driving consistent risk management and asset quality
- **Strong Capital Position** providing flexibility for growth, shareholder returns, and strategic opportunities
- **Meaningful Insider Ownership** reflecting strong alignment with stockholder interests

Information as of September 30, 2026.

Cathay General Bancorp

Broad, Strategically Positioned Footprint
with 60+ locations across key multicultural and commercial markets


WA
NV
CA
IL
NY
TX
Headquarters
Branches

CALIFORNIA
Alhambra
Arcadia
Artesia
Brea
City of Industry
Cupertino
Daly City
Diamond Bar
Dublin
El Monte
Fountain Valley
Fremont
Irvine (3)
Los Angeles
Millbrae
Milpitas
Monterey Park
Mountain View
Northridge
Oakland
Ontario
Richmond
Rancho Cucamonga
Rowland Heights
Sacramento
San Diego
San Francisco (3)
San Gabriel
San Jose (2)
San Marino
San Mateo
Temple City
Torrance
Union City
West Covina
Westminster

ILLINOIS
Chicago
Westmont

MARYLAND
Rockville

MASSACHUSETTS
Boston

NEVADA
Las Vegas

NEW JERSEY
Edison

NEW YORK
Brooklyn (2)
Elmhurst
Flushing (3)
New York City (3)

TEXAS
Houston
Plano

WASHINGTON
Bellevue
Kent
Seattle (2)

HONG KONG
Tsim Sha Tsui

REPRESENTATIVE OFFICES
Beijing
Shanghai
Taipei
Ho Chi Minh City

2025 Top 50 Public Banks

TIME AMERICA'S BEST COMPANIES 2026

Financial Performance 3Q 2026

Quarterly Highlights

Operating Performance and Growth

- Record net interest income of $211.9 million, up $11.0 million, or 5.5%, QoQ
- Reported net income of $95.2 million and EPS of $1.43
- PPNR of $151.3 million and adjusted PPNR* of $140.6 million
- Net interest margin expanded 4 bps QoQ to 3.52%
- Loans grew 2.8% QoQ (11.4% annualized), up $574.5 million to $21.20 billion, excluding loans held for sale
- Deposits grew 3.7% QoQ (14.8% annualized), up $773.3 million to $21.83 billion

Credit Quality and Provision

- Provision for credit losses of $28.6 million, primarily reflecting strong loan growth and updated loss assumptions incorporating recent charge-off experience
- Nonperforming assets declined 18.0% ($26.2 million); NPA/assets improved to 0.47% from 0.59%

Strategic and Notable Items

- Pre-tax valuation gain on equity securities of $36.1 million
- Debt securities repositioning resulted in a pre-tax loss of $15.1 million
- Charitable contribution to Cathay Bank Foundation of $8.0 million
- Contract termination costs of $5.4 million
- Redeemed $54.1 million of TruPS, resulting in a $3.1 million benefit

Net Income



Net Income ($mn)
Diluted EPS
$77.7
$90.5
$86.9
$92.2
$95.2
$1.13
$1.33
$1.29
$1.37
$1.43
3Q25
4Q25
1Q26
2Q26
3Q26

Return on Assets & Equity



ROATCE *
ROAE
ROAA
12.21%
14.12%
13.64%
13.98%
14.03%
10.60%
12.27%
11.88%
12.21%
12.28%
1.29%
1.49%
1.47%
1.52%
1.51%
3Q25
4Q25
1Q26
2Q26
3Q26

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Note: Adjusted results are non-GAAP. Refer to GAAP to non-GAAP reconciliation in Appendix.

Summary Balance Sheets (Unaudited)

$mn, except per share data	9.30.26	6.30.26	% Change QoQ	9.30.25	% Change YoY
Cash equivalents & ST investments	$ 1,708	$ 1,327	29%	$ 1,308	31%
AFS debt securities	1,589	1,683	(6)%	1,643	(3)%
Loans held-for-sale	14	-	100%	-	100%
Gross loans, net of fees	21,180	20,607	3%	20,090	5%
Allowance for loan losses	(224)	(219)	2%	(187)	20%
Net Loans	**20,956**	**20,388**	**3%**	**19,903**	**5%**
Goodwill and intangible assets	378	378	(0)%	379	(0)%
Other assets	928	877	6%	842	10%
Total Assets	**$ 25,573**	**$ 24,653**	**4%**	**$ 24,076**	**6%**
Deposits	21,835	21,062	4%	20,521	6%
FHLB borrowings	200	-	100%	190	5%
Debt	65	119	(45)%	119	(45)%
Other Liabilities	416	425	(2)%	343	21%
Total Liabilities	**$ 22,516**	**$ 21,606**	**4%**	**$ 21,174**	**6%**
Total Stockholders' Equity	**$ 3,057**	**$ 3,047**	**0%**	**$ 2,902**	**5%**
Book value per share	$ 46.26	$ 45.59	1%	$ 42.50	9%
Tangible book value per share*	$ 40.54	$ 39.93	2%	$ 36.96	10%
Tangible common equity ratio*	10.63%	10.99%	(3)%	10.65%	(0)%
Net loan-to-deposit ratio	96.04%	96.80%	(1)%	96.99%	(1)%

* Refer to GAAP to non-GAAP reconciliation in Appendix.
Totals may not foot due to rounding.

Highlights

- **Cash equivalents and short-term investments** increased 29% QoQ, reflecting disciplined liquidity management, including activities related to investment portfolio repositioning
- **AFS debt securities** decreased 6% QoQ, reflecting unrealized mark-to-market losses from higher market rates and lower reinvestment activity
- **Gross loans, net of fees** of $21.18 billion, up $573 million or 2.8% QoQ, reflecting strong C&I growth
- **Deposits** of $21.83 billion, up $773 million or 3.7% QoQ led by noninterest bearing demand and money market growth
- **Long term debt** decreased by $54 million due to the redemption of TruPS and the related early extinguishment of the subordinated notes
- **Tangible book value per share*** increased by $0.61, supported by sustained profitability and disciplined capital management

Loan and Deposit Composition

Total Loan Portfolio ($bn)

EOP as of 9.30.26



Construction
1%
Residential Mortgage*
29%
$21.2bn
Total Loans
CRE
51%
C & I
19%

* Residential Mortgage includes equity lines, installment and other loans.

Average Loan Growth – QoQ Annualized % ($bn)



Total CRE
Residential Mortgage*
C & I
Construction
$19.7
+9%
$20.1
+1%
$20.2
+1%
$20.2
+6%
$20.5
$0.3
$3.1
$6.0
$10.3
$0.4
$3.2
$6.0
$10.5
$0.4
$3.2
$6.0
$10.6
$0.3
$3.3
$6.0
$10.6
$0.3
$3.4
$6.1
$10.7
3Q25
4Q25
1Q26
2Q26
3Q26

Highlights

- **Average Loans** of $20.50 billion, up 5.9% annualized growth
- **CRE concentration ratio** of 283%, remaining below regulatory thresholds and internal limits
- **Average deposits** of $21.41 billion, up 13.8% annualized growth
- **Uncollateralized and uninsured** deposits increased to 48.6% from 45.2%, up 3.4 percentage points QoQ

Total Deposits ($bn)

EOP as of 9.30.26



MMA
20%
IB Checking & Savings
19%
$21.8bn
Total Deposits
Time
43%
DDA
18%

Average Deposit Growth – QoQ Annualized % ($bn)



Time
DDA
MMA
IB Checking & Savings
$20.2
+9%
$20.7
-3%
$20.6
+2%
$20.7
+14%
$21.4
$3.6
$3.5
$3.4
$9.7
$3.8
$3.7
$3.5
$9.7
$3.9
$3.7
$3.3
$9.7
$4.0
$3.7
$3.5
$9.5
$4.1
$4.1
$3.6
$9.6
3Q25
4Q25
1Q26
2Q26
3Q26

Cathay General Bancorp

Cash and AFS Securities

Total Securities Portfolio and Cash ($mn)



as of 9.30.26
Cash and Short Term Investments
Total Securities (FMV)
Total Average Yield (%)
$2,952
$3,083
$2,884
$3,010
$3,297
$1,308
$1,424
$1,205
$1,327
$1,708
$1,643
$1,658
$1,678
$1,683
$1,589
3.59%
3.52%
3.35%
3.50%
3.66%
3Q25
4Q25
1Q26
2Q26
3Q26

Net Unrealized Loss on AFS Securities in AOCI ($mn)



3Q25
4Q25
1Q26
2Q26
3Q26
($85)
($77)
($63)
($54)
($69)

Highlights

- **Stable cash and securities portfolio** supporting ample liquidity profile. Together with our off-balance sheet contingent funding sources, our liquidity remains well above internal targets
- **Unrealized losses in AOCI** totaled $68.9 million, down approximately 19% YoY, but increased $14.5 million QoQ
- **Strong IRR profile** with exceptional liquidity, featuring a 2.1 duration and 61% annual cash flow
- **Exceptional portfolio credit quality**, with over 98% invested in U.S. government-backed securities and the remainder exclusively in investment-grade assets

Securities Portfolio

as of 9.30.26

Type	Book Value ($mn)	Book Yield (AFS)	Effective Duration (AFS)
Treasury/Agency	$925	3.63%	0.3
MBS Fixed	$699	4.07%	4.8
MBS ARM	$2	5.86%	1.2
CMO	$6	1.21%	6.6
SBA Floaters	$1	4.73%	0.5
Corporate	$25	4.39%	0.2
Total Securities Portfolio *	$1,658	3.82%	2.1

* Over 98% backed by US guaranteed/GSE.

Annual Cash Flow ($mn)



as of 9.30.26
Treasury/Agency
Corporate
MBS Fixed
MBS ARM
CMO
SBA Floaters
$459
$573
$62
$62
$59
$448
2026
2027
2028
2029
2030
>2030

Summary Income Statements (Unaudited)

$mm, except per share data	9.30.26	6.30.26	% Change QoQ	9.30.25	% Change YoY
Net interest income before provision for credit losses	$ 211.9	$ 200.9	5%	$ 189.6	12%
Provision for credit losses	28.6	11.2	154%	28.7	(0)%
Net interest income after provision for credit losses	**183.3**	**189.7**	**(3)%**	**160.9**	**14%**
Noninterest income	42.8	21.4	100%	21.0	103%
Noninterest expense	103.4	92.3	12%	88.1	17%
Income before income taxes	**122.7**	**118.7**	**3%**	**93.8**	**31%**
Income tax provision (benefit)	27.5	26.5	4%	16.1	71%
Net Income	**$ 95.2**	**$ 92.2**	**3%**	**$ 77.7**	**23%**
Diluted EPS	$ 1.43	$ 1.37	4%	$ 1.13	27%
Return on avg tangible common equity*	14.03%	13.98%	0%	12.21%	15%
Weighted avg. diluted shares (in millions)	66.8	67.3	(1)%	69.0	(3)%

* Refer to GAAP to non-GAAP reconciliation in Appendix.
Totals may not foot due to rounding.

Highlights

- **Net income** increased 3.3% QoQ to $95.2 million, driven primarily by record net interest income and higher noninterest income, partially offset by higher provision for credit losses and noninterest expense
- **Noninterest income** doubled QoQ to $42.8 million, driven by unrealized gains on equity securities and a $3.1 million TruPS redemption benefit, partially offset by a $15.1 million loss from debt securities repositioning
- **Noninterest expense** increased 12% QoQ to $103.4 million, primarily reflecting an $8.0 million charitable contribution to Cathay Bank Foundation and $5.4 million in contract termination costs, partially offset by lower LIHTC amortization
- **Effective tax rate** was 22.4%, including a catch-up adjustment to reflect a higher estimated annual effective tax rate

Yield and Funding Costs

Net Interest Income and Net Interest Margin



NII ($mn)
NIM
Avg. Fed Funds Rate
$190
$195
$194
$201
$212
4.30%
3.90%
3.64%
3.63%
3.67%
3.31%
3.36%
3.43%
3.48%
3.52%
3Q25
4Q25
1Q26
2Q26
3Q26

Average Loan Yield vs Prime Rate and 1M SOFR



Avg. Loan Yield
Avg. Prime Rate
Avg. 1M SOFR Rate
7.46%
7.02%
6.75%
6.75%
6.79%
6.14%
6.05%
6.01%
5.97%
6.02%
4.35%
4.08%
3.68%
3.63%
3.64%
3Q25
4Q25
1Q26
2Q26
3Q26

Average Cost of Deposits vs Fed Funds Rate



Avg. Cost of Total Deposit (in bps)
Avg. Cost of IB Deposit (in bps)
Avg. Fed Funds Rate
4.30%
3.90%
3.64%
3.63%
3.67%
273
328
259
312
248
296
239
286
243
291
3Q25
4Q25
1Q26
2Q26
3Q26

Highlights

- **Net interest income** increased $11.0 million QoQ due to loan growth, day count, and net interest margin expansion
- **Net interest margin** expanded 4 bps QoQ to 3.52%, reflecting higher loan yields and improved investment yields primarily from securities portfolio repositioning completed in Q1 and Q2, partially offset by higher deposit costs
- **Loan yields** increased 5 bps QoQ to 6.02%, reflecting higher rates, interest recoveries, and prepayment penalties
- **Total deposit costs** increased 4 bps QoQ to 2.43%, while interest-bearing deposit costs increased 5 bps to 2.91%

Non-Interest Income

Non-Interest Income ($mn)



$21.0
$27.8
$20.7
$21.4
$42.8
$17.8
$18.1
$19.1
$20.3
$18.8
36.1
3.3 6.2 2.4 2.3 2.0 4.8
9.7 6.4 2.7 2.3 1.9 4.8
17.3 7.1 3.9 2.4 2.0 3.7
11.7 7.9 3.9 2.3 2.0 4.2
6.6 4.0 2.1 2.1 4.0
(15.7)
(10.6)
(15.1)
3Q25
4Q25
1Q26
2Q26
3Q26
net loss on investment securities
net unrealized gains on equity securities
wealth management fees
loan and derivative fees
letter of credit commissions
deposit account fees
other operating income
total non-interest income
total adjusted non-interest income*

($mn)	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026
Non-interest income	**$ 21.0**	**$ 27.8**	**$ 20.7**	**$ 21.4**	**$ 42.8**
Adjustments:					
Net unrealized gains on equity securities	(3.3)	(9.7)	(17.3)	(11.7)	(36.1)
Net loss on investment securities	-	-	15.7	10.6	15.1
Other operating income: TruPS redemption benefit	-	-	-	-	(3.1)
Total Adjustments	(3.3)	(9.7)	(1.6)	(1.1)	(24.0)
Adjusted non-interest income*	**$ 17.8**	**$ 18.1**	**$ 19.1**	**$ 20.3**	**$ 18.8**

* Refer to GAAP to non-GAAP reconciliation in Appendix.
Totals may not foot due to rounding.

Highlights

- **Non-interest income** increased $21.4 million QoQ to $42.8 million, driven by a $24.4 million increase in unrealized gains on equity securities and a $3.1 million TruPS redemption benefit, partially offset by a $4.5 million increase in losses from debt securities repositioning
- **Adjusted Non-interest income*** decreased $1.5 million QoQ to $18.8 million, primarily reflecting a $1.3 million decline in wealth management fees

Operating Expense & Efficiency

Noninterest Expense ($mn)



$88.1
$2.8
$7.4
$6.1
$12.1
$6.5
$9.8
$43.5
$92.2
$2.0
$8.0
$5.9
$11.2
$5.9
$10.7
$48.4
$86.7
$2.4
$7.8
$5.8
$6.7
$8.8
$9.7
$45.5
$92.3
$3.0
$7.5
$5.8
$9.9
$9.2
$10.2
$46.7
$103.4
$2.9
$7.8
$6.2
$6.5
$20.4
$11.4
$48.2
3Q25
4Q25
1Q26
2Q26
3Q26
FDIC and State assessments
professional services
occupancy
tax credit investments
marketing and other operating expense
computer and data processing
salaries and employee benefits

Noninterest Expense ($mn) & Efficiency Ratio



$88.1
$77.1
41.8%
37.2%
$92.2
$81.8
41.4%
38.4%
$86.7
$78.7
40.4%
36.9%
$92.3
$81.9
41.5%
37.0%
$103.4
$82.9
40.6%
35.9%
3Q25
4Q25
1Q26
2Q26
3Q26
Noninterest Expense
Adjusted Noninterest Expense*
Efficiency Ratio
Adjusted Efficiency Ratio*

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Highlights

- **Noninterest expense** increased $11.1 million, or 12.0% QoQ, to $103.4 million, primarily reflecting an $8.0 million contribution to the Cathay Bank Foundation, $5.4 million in contract termination costs, and a $1.5 million increase in salaries and employee benefits, partially offset by $3.4 million in lower LIHTC amortization.
- **Adjusted noninterest expense*** increased $1.0 million, or 1.2% QoQ, to $82.9 million.
- **The efficiency ratio** improved by 90 basis points QoQ to 40.6%
- **Adjusted efficiency ratio*** decreased 1.1%

Asset Quality Metrics

ALLL Composition ($mn)


CRE
C & I
Residential Mortgage
Construction
Total ALLL
Reserve Rate
$187
$7
$23
$39
$118
$196
$6
$25
$39
$126
$209
$15
$25
$47
$122
$219
$15
$23
$46
$134
$224
$11
$30
$40
$143
1.06%
4.28%
0.49%
1.01%
1.32%
3Q25
4Q25
1Q26
2Q26
3Q26

Reserves and Net Charge Offs (%)


ALLL / Gross Loans
NCOs/Avg Loans (annualized)
0.93%
0.97%
1.03%
1.06%
1.06%
0.32%
0.11%
0.04%
0.04%
0.49%
3Q25
4Q25
1Q26
2Q26
3Q26

Highlights

- **The allowance for loan losses** increased $5.3 million QoQ to $224.2 million, with higher CRE and residential mortgage allowances partially offset by lower C&I and construction allowances
- **Net charge-offs** of $25.3 million (0.49% annualized) primarily reflected three isolated credits: one construction loan fully reserved in Q2 2026, and two movie theater CRE loans from the Far East National Bank acquisition, for which $9.1 million was provisioned in Q3 2025
- **Criticized and classified** declined 4.8% QoQ to $759.5 million, partly reflecting the charge-offs. Classified balances decreased 12.5%, partially offset by a 3.8% increase in special mention loans
- **Nonperforming assets** declined $26.2 million QoQ to $119.2 million, reflecting charge-offs and lower OREO balances. The NPA ratio decreased to 0.47% from 0.59%, with the decline partly attributable to removal of the charged-off balances

Classified Loans Ratio ($mn)


Special Mention (Criticized Loans)
Classified Loans
Classified Loans/Total Gross Loans
$455
$420
2.09%
$535
$391
1.94%
$480
$430
2.13%
$377
$420
2.04%
$392
$368
1.73%
3Q25
4Q25
1Q26
2Q26
3Q26

Classified Loans are loans classified as substandard and doubtful.

Non-Performing Assets Ratio ($mn)


Non-Performing Loans
OREO
NPA/Total Assets
$33
$166
0.83%
$30
$113
0.59%
$33
$94
0.53%
$34
$112
0.59%
$27
$92
0.47%
3Q25
4Q25
1Q26
2Q26
3Q26

Non-Performing Assets (NPA) = Non-Performing Loans + OREO

Strong Capital Ratios

Key Capital Ratios (%)


13.51%
13.51%
15.00%
11.06%
7.00%
8.50%
10.50%
4.00%
CET 1 capital ratio
Tier 1 risk-based capital
Total risk-based capital
Tier 1 leverage capital ratio
Basel III minimum including capital conservation buffer
CATY as of 9.30.26

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Highlights

- **Capital ratios** remained well above regulatory minimums, with CET1 of 13.51% and total risk-based capital of 15.00%—651 bps and 450 bps, respectively, above applicable minimums including the capital conservation buffer
- **Per-share book values** continued to grow with book value per common share increasing 8.8% YoY to $46.26 and tangible book value per common share* increasing 9.7% YoY to $40.54, despite a rising rate environment that saw the 10-year Treasury yield increase 113 basis points, from 4.15% as of September 30, 2025, to 5.28% as of September 30, 2026
- **Dividends and share repurchases** during Q3 included a quarterly dividend of $0.38 per share and approximately $50.3 million in common stock repurchases, representing 800,594 shares at an average price of $62.81

Management Guidance Full Year 2026

	Full Year 2026 Guidance	Prior Outlook	Full Year 2025 Actual
Loans, end of period	▪ Estimated growth rate 5.0% to 6.0%.	▪ Estimated growth rate 3.5% to 4.5%.	$20.2 billion +4.0% YoY
Deposits	▪ Estimated growth rate 4.0% to 5.0%.	▪ Estimated growth rate 3% to 4%.	$20.9 billion +6.1% YoY
Adjusted Noninterest Expense*	▪ Estimated growth rate 3.5% to 4.5%.	▪ Estimated growth rate 3.5% to 4.5%.	$313.0 million +4.6% YoY
NIM	▪ Estimated to range between 3.40% and 3.50%. ▪ Two 25bps rate hikes; one previously in September and another in December.	▪ Estimated to range between 3.40% and 3.50%. ▪ 25bps rate hike in September.	3.30%
Tax Rate	▪ Effective tax rate for 2026 estimated between 21.50% and 22.50%.	▪ Effective tax rate for 2026 estimated between 21.00% and 22.00%.	▪ Effective tax rate for the full year was 19.24%.

* Refer to GAAP to non-GAAP reconciliation in Appendix.

The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of the date of this presentation. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding "forward-looking statements" included in this presentation when considering this information.

The foregoing presents non-GAAP projected adjusted noninterest expense, which excludes the impact of amortization of investments in low-income housing and alternative energy partnerships, expenses related to other real estate owned ("OREO"), amortization of core deposit intangibles and servicing rights, FDIC special assessments, charitable contribution to Cathay Bank Foundation, and contract termination costs. The Company is unable to provide a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure, projected noninterest expense, without unreasonable efforts. This is due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including, but not limited to, (i) the timing and amount of amortization associated with investments in low-income housing and alternative energy partnerships, which may vary based on projected performance, tax credit delivery, and changes in investment assumptions, (ii) the timing and amount of OREO-related expenses, which depend on the resolution and disposition of underlying properties, (iii) amortization of core deposit intangibles and servicing rights, which may be impacted by changes in estimates, and (iv) the occurrence, timing, and magnitude of FDIC special assessments, which are determined by regulatory authorities and are inherently uncertain. These items are inherently uncertain and depend on various factors, many of which are outside the Company's control, and as a result, the Company cannot reasonably estimate their impact at this time. Accordingly, a reconciliation to the corresponding GAAP measure is not available without unreasonable effort.

Appendix

Loan and Deposit Yields

Average Loan Yield by Type (bps)



3Q25
4Q25
1Q26
2Q26
3Q26
614 605 601 597 602
Total Loans
6% fixed rate
94% float rate
692 647 622 626 624
C & I
34% fixed rate
30% float rate
36% hybrid
577 577 574 573 573
Residential Mortgage
35% fixed rate
31% float rate
34% hybrid
605 605 600 597 610
CRE

Loan Portfolio By Index Rate

as of 9.30.26



Other 8%
Prime 11%
Fixed Rate 28%
SOFR 25%
Hybrid in Fixed Rate Period 28%
Total Fixed Rate and Hybrid in Fixed Period: 56%*

*Excludes fair value fixed to float interest rate swaps of 2.5%.

Average Cost of Deposits by Type (bps)



3Q25
4Q25
1Q26
2Q26
3Q26
273 259 248 239 243
Total Deposit
328 312 296 286 291
IB Deposit
381 370 355 339 341
Time
344 315 300 302 308
MMA
172 162 151 149 144
Savings
170 158 143 148 166
IB Checking

Commercial Real Estate Portfolio

CRE Portfolio Breakdown



Construction 1%
Residential Mortgage* 29%
$21.2bn
Total Loans
CRE 51%
C & I 19%
Residential 17%
Retail 13%
Office 7%
Warehouse 7%
Industrial 3%
Hotel / Motel 2%
Special Use 1.4%
Restaurant 1.0%
Land 0.3%
Theater 0.01%
CRE
$10.8bn
51% of total loans

CRE loans of $10.84 billion include a notional amount of $523 million in fair value interest rate swaps or 2.5% of total loans.

* Residential Mortgage includes equity lines, installment and other loans.

CRE Geographic Distribution



$10.8bn
CRE
NY 35%
CA 46%
Other 6%
TX 6%
IL 3%
NV 2%
HK 2%

CRE Concentration



291%
287%
278%
277%
283%
3Q2025
4Q2025
1Q2026
2Q2026
3Q2026
350% internal threshold *
300% regulatory threshold
CRE /Total Risk-Based Capital

* *Internal threshold was reduced from 400% to 350% effective 2Q2026.*

Note: Totals may not foot due to rounding.

Commercial Real Estate Portfolio (cont'd)

CRE LTV Distribution



$10.8bn
CRE
40% to 50%
23%
50% to 60%
31%
30% to 40%
15%
Under 30%
10%
Over 70%
2%
60% to 70%
19%

CRE LTV and Size by Property Type

	CRE Loan Portfolio ($mn)	Avg. Loan Size ($mn)	CRE Weighted Avg. LTV
Residential	$3,589	$1.4	54%
Retail	$2,729	$2.1	48%
Office	$1,376	$2.4	47%
Warehouse	$1,515	$3.0	46%
Industrial	$709	$3.6	47%
Hotel / Motel	$355	$7.7	44%
Special Use	$287	$2.9	45%
Restaurant	$217	$1.1	48%
Land	$66	$2.7	45%
Theater	$1	$1.3	34%
CRE	**$10,844**	**$2.0**	**49%**

Selected CRE and Construction Loan Portfolios

Residential CRE Portfolio

% based on $3.6bn loans outstanding



5+ Multi-Family
45%
Commercial Units
37%
2-4 Unit Residence
13%
Single Family Residence
5%



CA 35%
NY 51%
54%
LTV Weighted Average
TX 5%
WA 4%
IL 2%
Other 3%

Retail CRE Portfolio

% based on $2.7bn loans outstanding



Retail/Mix Use
32%
Retail Store/Building
29%
Neighborhood Center
20%
Strip Mall
9%
Shopping Center
9%
Other
1%



NY 29%
CA 47%
48%
LTV Weighted Average
TX 9%
NV 5%
IL 3%
HK 2%
Other 5%

Construction Portfolio

% based on $0.3bn loans outstanding



Multiple Family Residential
92%
Retail
3%
Single Family Residential
3%
Warehouse
2%



NY 32%
CA 43%
53%
LTV Weighted Average
WA 17%
Other 8%

CRE Office Portfolio

Office CRE Portfolio

% based on $1.4bn loans outstanding



Office Condominium
30%
Office Building
29%
Office / Retail Stores
21%
Medical Office
12%
Office / Mixed Use
8%



NY 36%
47%
LTV Weighted Average
CA 47%
HK 5%
NV 4%
WA 2%
IL 2%
Other 4%

Note: Totals may not foot due to rounding.

Office CRE Distribution

Property Type	Office CRE Loan Portfolio ($mn)	Total CRE Weighted Avg. LTV ($mn)
Office Condominium	$408	47%
Office Building	$397	45%
Office / Retail Stores	$291	36%
Medical Office	$171	49%
Office / Mixed Use	$108	43%
Total Office CRE	**$1,376**	
Avg. Outstanding Size	**$2.4**	
Avg. Property Size (sq ft)	**15,302**	

Office CRE Collateral Distribution ($mn)



Urban
$832
Suburban
$503
Central Business District
$40

Central Business District (CBD) – Central Business/Financial Centers (mainly city downtowns)
Urban – City and metropolitan areas
Suburban – Outside of the city/metropolitan area

Residential Mortgage Portfolio

Resi. Mortgage Geographic Distribution


NY
39%
CA
47%
$6.1bn
Residential
Mortgage*
WA 5%
NJ 2%
TX 2%
Other 5%

Single-Family Resi. LTV Distribution


50% or Under
39%
>50% to 55%
10%
> 55% to 60%
14%
Over 60%
37%
53%
LTV Weighted
Average
$425,000
Outstanding Size
Average

* Residential Mortgage includes equity lines, installment and other loans.

Use of Non-GAAP Financial Information

Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include tangible book value ("TBV"), tangible book value per share ("TBV/Share"), tangible assets, tangible common equity ("TCE") ratio, the return on average tangible common stockholders' equity ("ROATCE"), adjusted total revenue, adjusted non-interest expense, adjusted efficiency ratio, Pre-provision net revenue ("PPNR"), and adjusted PPNR. We believe these non-GAAP financial measures provide investors with information useful in understanding its financial position, results of operations, the strength of its capital position, and overall business performance. These non-GAAP financial measures are used for performance measurement purposes, as well as for internal planning and forecasting, and by securities analysts, investors, and other interested parties to assess peer company operating performance. These non-GAAP financial measures should not be considered a substitute for GAAP-basis financial measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these with other companies that present financial measures having the same or similar names.

TBV represents stockholders' equity less goodwill and other intangible assets. TBV/share represents TBV divided by the number of common shares outstanding at the end of the reporting period. The TCE ratio represents TBV divided by tangible assets. Tangible assets is equal to total assets less goodwill and other intangible assets. ROATCE is calculated using net income adjusted for the tax-effected amortization of intangible assets, as a percentage of average stockholders' equity less average goodwill and other intangible assets.

Adjusted total revenue is calculated by adding net interest income before provision for credit losses and non-interest income excluding net gains and losses from equity and investment securities and TruPS redemption benefit. Adjusted non-interest expense is non-interest expense excluding amortization of investments in low-income housing and alternative energy partnerships, other real estate owned expenses, amortization of core deposit intangibles, the FDIC special assessment, charitable contribution to Cathay Bank Foundation and contract termination costs. The Adjusted efficiency ratio is calculated by dividing the Company's adjusted non-interest expense by adjusted total revenue. It represents the costs expended to generate a dollar of revenue. The adjusted components exclude items that are non-operational as well as the amortization of investments in low-income housing partnerships and alternative energy partnerships. Although this amortization is operational in nature, it is removed to enhance comparability with peers that report these costs within income tax expense under proportional amortization accounting, which the Company has not yet adopted.

PPNR is calculated by adding net interest income and non-interest income, less non-interest expense. Adjusted PPNR is PPNR excluding gains and losses from equity and investment securities, TruPS redemption benefit, charitable contribution to Cathay Bank Foundation and contract termination costs.

The Company strongly encourages investors to review its consolidated financial statements in their entirety and to not rely on any single financial measure. A reconciliation between GAAP and non-GAAP financial information is provided in this Appendix.

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidated Financial Information (unaudited)

(in thousands except per share data) (Unaudited)		As of September 30, 2026	As of June 30, 2026	As of September 30, 2025
Stockholders' equity	(a)	$ 3,056,745	$ 3,046,614	$ 2,902,276
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(2,095)	(2,341)	(2,667)
Tangible book value	(b)	$ 2,678,954	$ 2,668,577	$ 2,523,913
Total assets	(c)	$ 25,572,501	$ 24,652,819	$ 24,075,644
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(2,095)	(2,341)	(2,667)
Tangible assets	(d)	$ 25,194,710	$ 24,274,782	$ 23,697,281
Average stockholders' equity		$ 3,074,264	$ 3,029,993	$ 2,907,596
Less: Average goodwill and other intangible assets, net		(377,960)	(378,072)	(378,510)
Average tangible stockholders' equity	(e)	$ 2,696,304	$ 2,651,921	$ 2,529,086
Number of common shares outstanding	(f)	66,083,728	66,825,367	68,286,591
Common equity to assets ratio	g=(a)/(c)	11.95%	12.36%	12.05%
Tangible common equity ratio	h=(b)/(d)	10.63%	10.99%	10.65%
Book value per share		$ 46.26	$ 45.59	$ 42.50
Tangible book value per share	i=(b)/(f)	$ 40.54	$ 39.93	$ 36.96

		Three Months Ended September 30, 2026	Three Months Ended June 30, 2026	Three Months Ended September 30, 2025
Net Income		$ 95,174	$ 92,209	$ 77,651
Add: Amortization of other intangibles [1]		210	278	249
Tax effect of amortization adjustments [2]		(62)	(82)	(74)
Tangible net income	(j)	$ 95,322	$ 92,405	$ 77,826
Return on average stockholder's equity [3]		12.28%	12.21%	10.60%
Return on average tangible stockholders' equity [3]	k=(j)/(e)	14.03%	13.98%	12.21%

[1] Includes core deposit intangibles and servicing rights
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidated Financial Information (unaudited)

(in thousands except per share data) (Unaudited)		As of September 30, 2026	September 30, 2025
		(Unaudited)	
Stockholders' equity	(a)	$ 3,056,745	$ 2,902,276
Less: Goodwill		(375,696)	(375,696)
Other intangible assets [1]		(2,095)	(2,667)
Tangible book value	(b)	$ 2,678,954	$ 2,523,913
Total assets	(c)	$ 25,572,501	$ 24,075,644
Less: Goodwill		(375,696)	(375,696)
Other intangible assets [1]		(2,095)	(2,667)
Tangible assets	(d)	$ 25,194,710	$ 23,697,281
Average stockholders' equity		$ 3,023,609	$ 2,890,581
Less: Average goodwill and other intangible assets, net		(378,110)	(378,718)
Average tangible stockholders' equity	(e)	$ 2,645,499	$ 2,511,863
Number of common shares outstanding	(f)	66,083,728	68,286,591
Common equity to assets ratio	g=(a)/(c)	11.95%	12.05%
Tangible common equity ratio	h=(b)/(d)	10.63%	10.65%
Book value per share		$ 46.26	$ 42.50
Tangible book value per share	i=(b)/(f)	$ 40.54	$ 36.96

		Nine Months Ended September 30, 2026	September 30, 2025
Net Income		$ 274,269	$ 224,607
Add: Amortization of other intangibles [1]		720	796
Tax effect of amortization adjustments [2]		(213)	(236)
Tangible net income	(j)	$ 274,776	$ 225,167
Return on average stockholder's equity [3]		12.13%	10.39%
Return on average tangible stockholders' equity [3]	k=(j)/(e)	13.89%	11.99%

[1] Includes core deposit intangibles and servicing rights
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidated Financial Information (unaudited)

(in thousands except per share data) (Unaudited)		Three Months Ended			Nine Months Ended	
		September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net interest income before provision for credit losses	a	$ 211,878	$ 200,897	$ 189,587	$ 606,943	$ 547,447
Non-interest income		42,770	21,405	21,021	84,834	47,616
Adjustments:						
Net unrealized gains on equity securities		(36,053)	(11,652)	(3,263)	(65,021)	2,318
Net loss on investment securities		15,084	10,554	-	41,323	-
TruPS redemption benefit		(3,134)	-	-	(3,134)	-
Adjusted non-interest income	b	$ 18,667	$ 20,307	$ 17,758	$ 58,002	$ 49,934
Adjusted total revenue	c=a+b	$ 230,545	$ 221,204	$ 207,345	$ 664,945	$ 597,381
Non-interest expense	d	$ 103,376	$ 92,316	$ 88,117	$ 282,372	$ 262,907
Adjustments:						
Amortization of investments in low income housing and alternative energy partnerships		(6,467)	(9,873)	(12,149)	(23,080)	(32,382)
Other real estate owned		(442)	(339)	1,078	(2,370)	1,211
Amortization of core deposit intangible		(218)	(217)	(229)	(653)	(729)
FDIC special assessment		-	-	327	585	188
Charitable contribution to Cathay Bank Foundation		(8,000)	-	-	(8,000)	-
Contract termination costs		(5,383)	-	-	(5,383)	-
Adjusted non-interest expense	e	$ 82,866	$ 81,887	$ 77,144	$ 243,471	$ 231,195
Efficiency ratio		40.6%	41.5%	41.8%	40.8%	44.2%
Adjusted efficiency ratio	f=e/c	35.9%	37.0%	37.2%	36.6%	38.7%

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidated Financial Information (unaudited)

Pre-Provision Net Revenue (PPNR) (in thousands)		Three Months Ended September 30, 2026	June 30, 2026	QoQ Change
Net interest income		$ 211,878	$ 200,897	$ 10,981
Non-interest income		42,770	21,405	21,365
Less: non-interest exepense		(103,376)	(92,316)	(11,060)
Pre-Provision Net Revenue (PPNR)	a	**$ 151,272**	**$ 129,986**	**$ 21,286**
Adjustments:				
Net unrealized gains on equity securities		(36,053)	(11,652)	(24,401)
Net loss on investment securities		15,084	10,554	4,530
TruPS redemption benefit		(3,134)	-	(3,134)
Charitable contribution to Cathay Bank Foundation		8,000	-	8,000
Contract termination costs		5,383	-	5,383
Total adjustments	b	**$ (10,720)**	**$ (1,098)**	**$ (9,622)**
Adjusted PPNR	a+b	**140,552**	**128,888**	**11,664**

Cathay General Bancorp